Rule 497(d)


                                    FT 8091
           Corporate Investment Grade Portfolio, 3-7 Year, Series 11


                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, ED&F Man Capital Markets Inc. may purchase Units of the Trust from the Underwriters or the Sponsor at the Redemption Price per Unit and may sell such Units of the Trust to other broker/dealers and other selling agents at the Public Offering Price less a concession or agency commission not in excess of the underwriter concession allowed to the Underwriters by the Sponsor as described in the Underwriting Concessions section of the Prospectus.

January 2, 2020